UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 11, 2012

PolyMedix, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51895	27-0125925
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

170 N. Radnor-Chester Road; Suite 300 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(484) 598-2400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into A Material Definitive Agreement.

On June 11, 2012, PolyMedix, Inc., a Delaware corporation (the “Company”) and the Company’s wholly owned subsidiary, PolyMedix Pharmaceuticals, Inc. (collectively, the “Borrowers”), entered into a First Amendment to Loan and Security Agreement with MidCap Financial SBIC, LP, a Delaware limited partnership, as administrative agent and lender.  The first amendment, among other things, amended certain terms of the credit facility to reflect the Company’s determination to discontinue its independent clinical development of the anticoagulant reversing compound, PMX-60056, and to seek a strategic partner, which the Company announced on May 10, 2012.  Also, under the terms of the first amendment, the maximum amount of credit facility was reduced to the amount of the initial advance of $8.0 million and the prepayment penalty applicable during the first year of the credit facility was reduced to zero, absent an event of default.  On the date of the amendment, the Borrowers also made a $1.2 million prepayment reducing its debt outstanding  to $6.8 million.  The foregoing description of the First Amendment to Loan and Security Agreement is qualified in its entirety by reference to the full text of the First Amendment to Loan and Security Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-looking statements.  This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that could cause PolyMedix’s actual results and experience to differ materially from anticipated results and expectations expressed in the forward looking statements. PolyMedix has in some cases identified forward-looking statements by using words such as “anticipates,” “believes,” “hopes,” “estimates,” “looks,” “expects,” “plans,” “intends,” “goal,” “potential,” “may,” “suggest,” and similar expressions. Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are PolyMedix’s need for, and the availability of, substantial capital in the future to fund its operations and research and development, the fact that PolyMedix’s compounds may not successfully complete pre-clinical or clinical testing, or be granted regulatory approval to be sold and marketed in the United States or elsewhere, and our ability to form, and the success, timing and financial consequences of our formation of, new business relationships and alliances. A more complete description of these risk factors is included in PolyMedix’s filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. PolyMedix undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1
First Amendment to Loan and Security Agreement, dated as of June 11, 2012, by and among MidCap Financial SBIC, LP, as administrative agent and lender, PolyMedix, Inc., and PolyMedix Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.

Date: June 12, 2012	By:	/s/ Edward F. Smith

Edward F. Smith Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

10.1
First Amendment to Loan and Security Agreement, dated as of June 11, 2012, by and among MidCap Financial SBIC, LP, as administrative agent and lender, PolyMedix, Inc., and PolyMedix Pharmaceuticals, Inc.